[MERRILL LYNCH LOGO]        COMPUTATIONAL MATERIALS FOR
                            C-BASS 2003-CB3
--------------------------------------------------------------------------------

                              ABS NEW TRANSACTION

                            COMPUTATIONAL MATERIALS

                           $294,030,000 (APPROXIMATE)
                                     C-BASS
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2003-CB3

                                 [C-BASS LOGO]

              CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                            LITTON LOAN SERVICING LP
                                    SERVICER


                                 JUNE 19, 2003

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]        COMPUTATIONAL MATERIALS FOR
                            C-BASS 2003-CB3
--------------------------------------------------------------------------------

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Notwithstanding anything to the contrary contained herein, the addressee (and each employee, representative or other agent of the addressee) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of any security described in the Computational Materials, any fact relevant to understanding the federal tax treatment or tax structure of any security described in the Computational Materials, and all materials of any kind (including opinions or other tax analysis) that are provided to the addressee relating to such federal tax treatment or tax structure.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

CBASS 2003-CB3

TO CALL

------------------------------------------------------------------------------------------------------------------------------------
                           0%              50%             75%             100%           125%             150%            200%
                      PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED    PRICING SPEED
                         TO CALL         TO CALL         TO CALL         TO CALL         TO CALL         TO CALL          TO CALL
------------------------------------------------------------------------------------------------------------------------------------
                          YIELD           YIELD           YIELD           YIELD           YIELD           YIELD            YIELD
====================================================================================================================================
AF1

           99.99608            2.88            2.86            2.84            2.82            2.80            2.77             2.70

                WAL           16.56            5.36            3.70            2.74            2.09            1.60             1.01
   PRINCIPAL WINDOW   Jul03 - Dec30   Jul03 - Nov17   Jul03 - Jul13   Jul03 - Jan11   Jul03 - May09   Jul03 - Mar08    Jul03 - Feb06
------------------------------------------------------------------------------------------------------------------------------------


TO MATURITY

------------------------------------------------------------------------------------------------------------------------------------
                          0%              50%              75%             100%            125%             150%           200%
                     PRICING SPEED   PRICING SPEED    PRICING SPEED   PRICING SPEED    PRICING SPEED   PRICING SPEED   PRICING SPEED
                        TO CALL         TO CALL          TO CALL         TO CALL          TO CALL         TO CALL         TO CALL
------------------------------------------------------------------------------------------------------------------------------------
                         YIELD           YIELD            YIELD           YIELD            YIELD           YIELD           YIELD
====================================================================================================================================
AF1

           99.99608           2.88            2.88             2.88            2.87             2.85            2.83            2.70

                WAL          16.62            5.79             4.07            3.04             2.33            1.80            1.01
   PRINCIPAL WINDOW  Jul03 - Dec32   Jul03 - Oct29    Jul03 - Nov24   Jul03 - Mar20    Jul03 - Nov16   Jul03 - May14   Jul03 - Feb06
------------------------------------------------------------------------------------------------------------------------------------